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                                                                   EXHIBIT 10.10


                     HORIZON MENTAL HEALTH MANAGEMENT, INC.
              1995 STOCK OPTION PLAN FOR ELIGIBLE OUTSIDE DIRECTORS
                      [as amended through October 31, 2002]


         1. Purpose of Plan. This Second Amended and Restated 1995 Stock Option Plan for Eligible Outside Directors ("Plan") is intended to provide Eligible Outside Directors (hereinafter defined) of Horizon Mental Health Management, Inc., a Delaware corporation (the "Company"), with the opportunity to acquire or increase ownership of shares of the Company, to give them additional incentive to promote the success of the Company, and to encourage them to act as directors of the Company. Options issued pursuant to the Plan shall not constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Shares Subject to Plan. Subject to adjustment as provided in Section 13 hereof, there will be reserved for issuance upon the exercise of stock options ("Options") to be granted from time to time under the Plan an aggregate of 250,000 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, which is the maximum number of shares for which Options may be granted pursuant to the Plan. Such shares may be, in whole or in part, either authorized unissued Common Stock and/or issued Common Stock which shall have been reacquired by the Company. If an Option expires or is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof that have not been exercised may be reallocated to other Options to be granted under the Plan.

         3. Administration of Plan. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two (2) members of the Board of Directors, and may be constituted by all members of the Board of Directors. Initially the Compensation Committee of the Board of Directors of the Company shall be the Committee. Subject to Section 4 hereof, the Committee shall have the complete and conclusive authority to interpret all provisions of the Plan; to prescribe the form of agreements evidencing the grant of Options under the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of the Plan which is within the scope of the authority delegated to the Committee shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to the Plan or any Option Agreement (hereinafter defined) or Option. All expenses of administering the Plan shall be borne by the Company.

         4. Formula Plan.

                  (a) Automatic Grants. Grants of Options under this Section 4 shall be automatic. This Section 4 is intended to be a "formula plan" as recognized by Rule 16b-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), or any successor provisions thereto, and shall be interpreted accordingly.


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                  (b) Grant on Initial Eligibility Date. To the extent Options are available under this Plan, each Eligible Outside Director who first becomes a director of the Company at any time on or after November 1, 1999 (the date applicable to a director, the "Initial Eligibility Date"), is hereby granted as of the Initial Eligibility Date an Option to purchase 15,000 shares of Common Stock, subject to adjustment pursuant to Section 13 of the Plan.

                  (c) Subsequent Annual Grants. To the extent Options are available under this Plan, as of the day (each a "Subsequent Eligibility Date") of each Annual Meeting of Stockholders of the Company, each Eligible Outside Director who is re-elected as a director at such Annual Meeting and serving in such capacity immediately after such annual meeting shall be granted an Option to purchase a number of shares of Common Stock, subject to adjustment pursuant to Section 13 of the Plan, determined by dividing (i) $50,000 by (ii) the Fair Market Value (defined below) per share of the Common Stock of the Company on the date of the grant and rounding such number as so determined to the nearest hundred; provided, however, that no Eligible Outside Director shall be entitled to receive an Option grant under this Section 4(c) on a Subsequent Eligibility Date unless, as of such date, at least one year has passed since the Initial Eligibility Date of such Eligible Outside Director.

                  Notwithstanding the foregoing, each Eligible Outside Director eligible to receive an Option grant under this Section 4(c) may elect to receive an Option grant under this Section 4(c) for an amount equal to fifty percent (50%) of the shares of Common Stock which would otherwise have been subject to an Option grant under the Section 4(c) and, in the event of such election, the Eligible Outside Director shall be entitled to receive a fee in the amount of $2,500 for each of the first four (4) meetings of the Board of Directors actually attended by such Eligible Outside Director during the period from the date of the Annual Meeting of Stockholders of the Company at which the Eligible Outside Director was re-elected and became eligible for the Option grant under this Section 4(c), including the Board of Directors meeting immediately following such Annual Meeting of Stockholders, to the date of the next Annual Meeting of Stockholders, excluding the Board of Directors meeting immediately following such next Annual Meeting of Stockholders.

                  (d) Eligible Outside Director. As used in the Plan, "Eligible Outside Director" means each member of the Board of Directors of the Company who, as of the Initial Eligibility Date (with respect to an Option grant to be made under Section 4(b) hereof) or as of the applicable Subsequent Eligibility Date (with respect to an Option grant to be made under Section 4(c) hereof), as applicable, (i) is not an officer or employee of the Company or any of its direct or indirect majority owned subsidiaries ("Subsidiaries") and (ii) does not beneficially own, and is not a representative or affiliate (as defined in Rule 12b-2 under the Act) of any person or entity that beneficially owns, seven and 15/100ths percent (7.15%) or more of the Common Stock outstanding on such Initial Eligibility Date or Subsequent Eligibility Date. For the purposes of determining the beneficial ownership of Common Stock of the Company by a Director, all shares of Common Stock subject to stock options held by the Director (and any person or entity represented by or affiliated with such Director) shall be deemed beneficially owned by the Director, irrespective of any vesting or exercisability provisions of such stock options, and shall be deemed outstanding for the purposes of calculating the percentage of all outstanding shares of Common Stock of the Company beneficially owned by the Director.


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                  (e) Fair Market Value. Subject to adjustment as provided in
Section 13 of the Plan, the exercise or purchase price for each share of Common Stock subject to on Option granted under the Plan shall be the Fair Market Value (as defined below) per share on the date of grant of the Option. If the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, "Fair Market Value" means the closing price per share of the Common Stock on such national securities exchange or on the Nasdaq National Market, as applicable, on the day for which such value is to be determined or, if no shares were traded on such day, on the most recent preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If the Common Stock is not so listed on a national securities exchange or on the Nasdaq National Market, "Fair Market Value" means the closing "asked" price per share of the Common Stock in the over-the-counter market on the day for which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the most recent preceding day on which the shares were traded, as reported by the Nasdaq or other national quotation service. If the Common Stock is not listed on any national securities exchange or the Nasdaq National Market or traded in the over-the-counter market, "Fair Market Value" shall mean the price per share determined in good faith by the Committee.

                  (f) Vesting. Each Option granted to an Eligible Outside Director under Section 4(b) and 4(c) above shall vest and become exercisable as follows:

         (1) An installment equal to twenty percent (20%) of the total number of shares subject to the Option shall vest and be exercisable on the date of grant; and

         (2) An installment equal to twenty percent (20%) of the total number of shares subject to the Option shall vest and be exercisable over the four year period after the date of grant on each occasion thereafter when the following conditions are satisfied: (i) the Eligible Outside Director has been re-elected to the Board of Directors at an Annual Meeting of Stockholders of the Company,
(ii) the Eligible Outside Director has continuously served as a Director since the Initial Eligibility Date of the Director, and (iii) the period of one year has elapsed since the most recent vesting date of an installment of this Option, including the initial installment that vested on the date of grant.

         Each installment shall be cumulative and may be exercisable in whole or in part at any time during the term of the Option. Each Option may become exercisable on an accelerated basis under the circumstances described in the Plan. In addition, the vesting and exercisability of all or any portion of an Option granted under this Section 4 may be accelerated at the discretion of the Committee in the event an Eligible Outside Director is required to discontinue service as a director of the Company due to (i) a mandatory retirement age adopted by the Company applicable to directors, (ii) health or (iii) a conflict of interest.

         Each such Option shall expire ten (10) years from the date of grant (or at the time otherwise specified in the Plan, if earlier) and shall otherwise be subject to the Plan and such terms and conditions not inconsistent with this
Section 4 as may be included in the Option Agreement for such Option.

                  (g) Optionees; Grant Date. "Grant Date" for options under this
Section 4 shall refer to any Initial Eligibility Date or Subsequent Eligibility Date on which Options are granted.


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                  (h) Insufficient Shares. Subject to the last paragraph of this
Section 4(h), if on any Grant Date sufficient shares are not available to grant to each Eligible Outside Director the aggregate number of Options which each such Eligible Outside Director would otherwise then be entitled to receive under
Section 4(b) or Section 4(c) hereof, then each such Eligible Outside Director entitled to receive an Option grant on such date shall instead receive an Option (a "Reduced Grant") to purchase his pro rata portion of the number of shares of Common Stock then available for grant hereunder.

                  Subject to the last paragraph of this Section 4(h), (i) if at any time after a Reduced Grant has been made pursuant to this Section 4(h), additional shares of Common Stock become available hereunder, then each person who received a Reduced Grant who still meets the Eligible Outside Director requirements on the date additional shares become available shall automatically receive an additional Option at an exercise price per share equal to the Fair Market Value on the date such additional Option is granted, and (ii) the number of available shares shall be divided among the Options then to be granted to all such Eligible Outside Directors who received Reduced Grants.

                  If, at the time additional shares of Common Stock are available hereunder, more than one Reduced Grant has been or is to be made pursuant to this Section 4(h), available Options shall be granted sequentially starting with Eligible Outside Directors with the earliest Grant Date in respect of which a Reduced Grant was or is to be made, but pro rata (based on the aggregate number of Options that such Eligible Outside Director would have been entitled to receive under Section 4(b) or 4(c) hereof, as applicable, on the Grant Date in respect of which the Reduced Grant in question was or is to be made) among Eligible Outside Directors with the same Grant Date in respect of which a Reduced Grant was or is to be made. Fractional shares shall be ignored and not granted. In no event shall the number of Options granted to any Eligible Outside Director on any Grant Date pursuant to Section 4(b) or 4(c) hereof, plus any Options granted pursuant to this Section 4(h) in respect of any such Grant Date for which a Reduced Grant was made, exceed the aggregate number of options such Eligible Outside Director would have been entitled to receive on such Grant Date under Section 4(b) or 4(c) hereof, as applicable, if sufficient shares had been available on such Grant Date to permit the grants called for by Sections 4(b) and 4(c).

         5. Discretionary Grants. In addition to the formula stock options under
Section 4 hereof, the Committee shall have plenary authority to grant Stock Options upon such terms (not inconsistent with the terms of the Plan) as are determined by the Committee to directors of the Corporation and its Subsidiaries.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

                  (a) To select the directors to whom Stock Options may from time to time be granted;

                  (b) To determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder; and


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                  (c) To determine the terms and conditions of any Stock Option granted hereunder and the terms of any agreement relating thereto (including, but not limited to, the option price (subject to, however, the provisions of Section 4(c) which shall be applicable to options granted under this Section 5), any vesting condition, restriction or limitation (which may be related to the performance of the optionee, the Corporation or any Subsidiary) and any vesting modification, acceleration or forfeiture waiver regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine.

         Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and optionees under the Plan.

         Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Stock Option or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or to lose the Section 162(m) Exemption with respect thereto. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

         6. Option Agreement. Each Option granted under the Plan shall be evidenced by a written option agreement (as amended or supplemented pursuant to the Plan, the "Option Agreement") which may contain such terms as may be specified by the Committee at the time of the grant of the Option which are not inconsistent with the terms of the Plan.

         7. Exercise of Options.

                  (a) Restriction. Any Optionee who is required to report under
Section 16 of the Act may not sell any shares acquired upon exercise of any Option prior to the lapse of six months from the date of its grant.

                  (b) Fractional Shares. Options may only be exercised with respect to full shares and not for any fractional shares.

                  (c) Notice of Exercise. Subject to such administrative regulations as the Committee administering the Plan may from time to time adopt, the Optionee shall exercise an Option by giving written notice to the Company of the number of full shares being purchased and of the aggregate purchase price to be paid therefor. Such notice shall be accompanied by an undertaking to furnish or execute such documents as the Company, in its discretion, shall deem necessary (i) to evidence the exercise, in whole or in part, of the Option, (ii) to determine whether registration of the shares is then required under the Securities Act of 1933, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect, or any terms of the Plan or the Option Agreement.

                  (d) Payment of Exercise Price. Each notice of exercise shall be accompanied by full payment in cash of the Option Price for the shares being purchased; provided, however, an Optionee may exercise his Option in whole or in part (i) by tendering to the Company shares


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of the Common Stock of the Company already owned by the Optionee which were acquired at least six months prior to the Option exercise date and valued at an aggregate Fair Market Value (hereinafter defined) as of the date of exercise equal to the aggregate Option Price for the shares being purchased, or (ii) to the extent permitted under Regulation T of the Federal Reserve Board, by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the Company to deliver such broker the stock certificates for the shares issued pursuant to such exercise and irrevocable instructions to such broker to deliver to the Company on or before the settlement date cash in an amount necessary to pay the aggregate Option Price for the share being purchased. If the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, "Fair Market Value" means the closing price per share of the Common Stock of such national securities exchange or on the Nasdaq National Market, as applicable, on the day for which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If the Common Stock is not listed on a national securities exchange or on the Nasdaq National Market, "Fair Market Value" of the shares of Common Stock shall mean the closing "asked" price of the shares in the over-the-counter market on the day for which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the Nasdaq or other national quotation service. If the Common Stock is not listed on any national securities exchange or the Nasdaq National Market or traded in the over-the-counter market, "Fair Market Value" shall mean the price determined in good faith by the Committee. Within a reasonable time or such time as may be permitted by law after the Company receives notice and payment in full of the aggregate Option Price for the number of shares purchased, the Company shall issue and deliver a certificate representing the shares acquired in consequence of the exercise and any other amounts payable in consequence of such exercise.

         Payment for any shares subject to a stock option may also be made by instructing the Committee to withhold the number of shares subject to such stock option being issued on the exercise of such stock option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the exercise stock option.

                  (e) Payment of Withholding. Upon exercise of an Option by an Optionee such number of shares otherwise issuable shall, if requested in writing by the Optionee, be reduced by the amount necessary to satisfy the Optionee's U.S. federal and, where applicable, state and local tax withholding requirements. The number of shares so withheld shall have an aggregate Fair Market Value as of the date of exercise sufficient to satisfy the applicable withholding taxes. Otherwise, the Optionee shall pay to the Company at the time of exercise of an Option or portion thereof the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise.

                  (f) Treatment of Withheld Shares. Any shares of stock subject to a Stock Option that are withheld upon the exercise of an Option for the purposes of the payment of the exercise price or withholding taxes applicable as a result of the exercise of stock options shall again be available for issuance in connection with stock options thereafter granted under the Plan in the same manner as shares subject to an Option that terminates without exercise become


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available again for Options granted under the Plan. However, the Options to which such withheld shares related shall be deemed no longer outstanding.

         8. Compliance With Law and Requisite Government Approval. No Common Stock shall be delivered in connection with the exercise of an Option except in compliance with all applicable federal and state laws and regulations (including without limitation, withholding tax requirements) and the rules of all stock exchanges or markets on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and the terms of the Plan. No Option may be exercised in whole or in part and no certificates representing shares subject to such Option shall be delivered if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of Options shall not have been secured.

         9. No Rights as Stockholders. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by an Option until the issuance of one or more certificates to him for such shares upon the due exercise of the Option. Except as provided in Section 13 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of issuance of such certificates.

         10. Non-Transferability. An Option shall be transferable by the Optionee only pursuant to the following methods: (i) by will or the laws of descent and distribution; or (ii) as a gift to family members of the optionee or to trusts for the benefit of family members of the optionee or to charities or other not-for-profit organizations; or (iii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the optionee.

         11. Death of an Optionee. If an Optionee shall die while he is a director of the Company holding Options granted under the Plan, the Executor or Administrator of the Optionee's estate or the person or persons acquiring the Options upon the death of the Optionee may exercise such Options (to the extent that the Optionee shall have been entitled to do so on the date of his death) at any time within one (1) year after the Optionee's death, subject to the other terms and conditions of the Plan, and any remaining portion of such Options not exercisable by the Optionee on the date of his death shall terminate immediately and cease to exist; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

         12. Termination of Director Status. If a director granted one or more Options pursuant to this Plan shall thereafter cease for any reason (other than death, which shall be governed by Section 11 hereof) to be a director of the Company, then the Options shall terminate on the effective date of such termination as to any unexercised portion thereof.

         13. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Stock of Company by reason of stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares, separation, reorganization, reclassification, or the like of or by the Company, or otherwise, in which the Company is the surviving company, the Plan and outstanding Options will be automatically and appropriately adjusted, and the Committee shall take such action as shall be necessary to


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preserve the rights of all holders under outstanding and unexercised Options so that such rights remain proportionate to the rights held by them under such outstanding Options immediately prior to such event. Such adjustments and actions shall include, but are not limited to, adjustments in the number and class of shares available to be granted under the Plan, adjustments in other numbers of shares of Common Stock referenced in the Plan, and adjustments in the number of shares granted and the exercise price under any Option Agreement.

         Unless an Optionee's Option Agreement provides otherwise, upon the occurrence of any of the following events:

                  (a) a filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company) or the signing of any agreement for the merger or consolidation of the Company with another corporation in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) or for sale of all or substantially all of the assets of the Company or adoption of any resolution of reorganization or dissolution of the Company by the stockholders or the occurrence of any other event or series of events, which tender offer, merger, consolidation, sale, reorganization, dissolution or other event or series of events, in the opinion of the Board of Directors, will, or is likely to, if carried out, result in a change of control of the Company, or

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Directors of the Company cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors of the Company at the beginning of any such period), then all outstanding Options shall become immediately exercisable in full, notwithstanding any other provision of this Plan or any provision of any Option Agreement to the contrary.

         14. Date of the Plan. This 1995 Stock Option Plan for Eligible Outside Directors amends and restates the original 1995 Stock Option Plan for Eligible Outside Directors as amended, in its entirety. Notwithstanding anything herein to the contrary, (i) the adoption of this amendment and restatement of the Plan shall not affect the rights of any Optionee with respect to any Option previously granted under the Plan, and (ii) no Eligible Outside Director who received an Option grant under the Plan shall be entitled to an additional grant under Section 4(b) hereof (but, subject to the conditions stated herein, each Optionee shall be eligible to receive additional grants under other subsections of this Plan).

         15. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchases of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the Common Stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933, as amended, or any other applicable law, regulation, or rule of any governmental agency.


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         16. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors of the Company or any Subsidiary or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by a majority of the disinterested directors of the Company or by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a member of the Committee is liable for gross negligence or intentional and willful misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, such member of the Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The foregoing provisions shall be in addition to all rights to indemnification and advancement of expenses to which the Committee members may be entitled pursuant to any provision of the Certificate of Incorporation or Bylaws of the Company or any Subsidiary, agreement, vote or consent of stockholders of the Company or any Subsidiary, statute, or otherwise.

         17. Amendment of the Plan. The Board of Directors of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval by the stockholders of the Company no such amendment to the Plan may be made if such amendment would require stockholder approval pursuant to Rule 16b-3, or any successor rule, as then in effect under the Act. Notwithstanding the foregoing or anything herein to the contrary, however, to the extent required for the Plan to constitute a formula plan under Rule 16b-3, or any successor rule, as in effect under the Act at the time of the proposed amendment, the provisions of the Plan governing the directors of the Company eligible to receive Options pursuant to Section 4 hereof, the timing of such Option grants, the number of Options to be granted to such directors, the exercise price per share under each such Option, the periods during which such Options are exercisable and the date on which such Options terminate, may not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Any amendment of the Plan shall not, without the consent of an Optionee, affect his rights under an Option theretofore granted to him.

         18. Termination of the Plan. The Plan shall terminate on April 27, 2005, unless sooner terminated by the Board of Directors. All Options granted hereunder must be granted on or prior to the date on which the Plan is terminated. The termination of the Plan shall not, without the consent of an Optionee, affect his rights under an Option theretofore granted to him. Notwithstanding the foregoing statements, subject to and conditioned upon the requirement that Options have been granted for all the shares reserved for issuance under the Plan during the initial ten-year term of the Plan, the term of the Plan shall be automatically extended for an additional 10 years to permit the grant of Options pursuant to the Plan for the number of shares (and no more) that become available for Options, whether such occurs before or after such initial ten-year term, as a result of the termination or forfeiture of previously granted Options or the withholding of shares otherwise issuable upon the exercise of previously granted Options to pay


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either the exercise price of such previously granted Options or the withholding taxes payable upon the exercise of such previously granted Options.

         19. Disinterested Administrators. To the extent permitted by law and deemed advisable by the Committee, if the grant of any Option hereunder (or any action taken by the Committee in respect of such Option) to any Optionee who then or thereafter serves as an administrator of any other employee benefit plan of the Company (grants under which are intended to be exempt under Rule 16b-3 under the Act or successor provisions thereto) shall cause such Optionee to no longer be a "disinterested" administrator of such other employee benefit plan within the meaning of Rule 16b-3(c)(2)(i) under the Act or successor provisions thereto, such grant hereunder shall be deemed null and void.

         20. Applicable Law. The Plan is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.



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